THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2022

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS
EXECUTIVE VARIABLE UNIVERSAL LIFE—II
VARIABLE UNIVERSAL LIFE PLUS—NY

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life contracts and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Effective September 7, 2022, an update was made to the Current Expenses information for the U.S Strategic Equity Fund, changing the Current Expenses from 0.84% to 0.96%.
In light of these changes, in APPENDIX A—Portfolios Available under Your Policy, the following row in the table is amended to contain the above information. Please note that with respect to this change, some systems and forms may temporarily reference the previous Current Expenses for the Portfolio.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
				1 Year	5 Year	10 year
Long-term growth of capital	U.S. Strategic Equity Fund[8]	Russell Investment Management LLC (RIM)[9]	0.96%	20.40%	16.22%	15.08%
This Supplement is dated September 14, 2022.